Exhibit 99.2

KPMG LLP	Tel +44 (0) 113 231 3916
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street	john.midgley@kpmg.co.uk
Leeds LS1 4DA	Mobile +44 (0) 7500 607 840
United Kingdom

Private & confidential
Last Mile Securities – PE 2021 DAC	Your ref Project MStar
3rd Floor, Fleming Court, Fleming’s Place
Dublin 4, D04 N4X9	Our ref JM/AP/CC1474
Ireland

MLET Super Mezzco S.à.r.l.	Contact John Midgley
MLET German Super Mezzco S.à.r.l.	0113 231 3916
MLET Investment Super Mezzco S.à.r.l.
2-4, rue Eugène Ruppert
L-2453 Luxembourg

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London, E14 4AD

Morgan Stanley Principal Funding, Inc
1290 Avenue Of The Americas
New York, NY 10104

12 March 2021

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan

In accordance with engagement terms which have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the commercial mortgage loan, supported by a portfolio of lease receivables and this letter reports on our performance of those agreed upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to Last Mile Securities – PE 2021 DAC (the “Issuer”), MLET Super Mezzco S.à.r.l., MLET German Super Mezzco S.à.r.l., MLET Investment Super Mezzco S.à.r.l. (the “Companies”), Morgan Stanley & Co. International plc (the “Arranger” and the “Lead Manager”), and Morgan Stanley Principal Funding, Inc (the “Original Senior Lender” and “the VRR Holder”) and collectively all addressees of this Data AUP Letter are referred to as “you”.

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

KPMG LLP, a UK limited liability partnership and a member firm of the
KPMG global organisation of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540
Registered office: 15 Canada Square, London, E14 5GL
For full details of our professional regulation please refer to
‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan 12 March 2021

It is your responsibility to determine the sufficiency of these procedures for your own purposes.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).  In accordance with the agreed engagement terms, we have performed the procedures identified below.

1	Procedures performed in respect of the lease receivables portfolio

A data file containing details of the portfolio of lease receivables, entitled “MStar - iChart, Data Tape & Tenancy Schedule.xlsx” was made available to us by the Arranger on 5 February 2021. A subsequent data file containing Gross Rental Value information entitled “Mstar - Mini AUP tape.xlsx” was made available to us by the Arranger on 17 February 2021. These files together are the “Extraction File” on which our work was based.  The Extraction File contained information on 1,029 aggregated lease receivables as shown by the records of the Companies as at 30 November 2020 (the “Cut-off Date”).

Limited procedures as set out in the work programme (the “Work Programme”) attached as Appendix B in connection with the documentation of a sample of 425 lease receivables drawn from the Extraction File (the “Sample”) were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Companies, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Companies, (ii) the physical existence of the  lease receivables, (iii) the reliability or accuracy of the documents provided to us by the Companies which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease documentation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the lease agreements to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the lease receivables with applicable laws and regulations, or (iv) any other factor or characteristic of the lease receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan 12 March 2021

2	Findings

We found such information in the Extraction File to be in agreement with the source documentation, apart from the findings set out in Appendix A.

We make no conclusions in relation to the findings from the procedures.

3	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date.  In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board.  We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended.  The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained.  This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria.  This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan 12 March 2021

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5).  The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website.  The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO.  As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it.  In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release.  Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully
KPMG LLP

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan 12 March 2021

Appendix A: Details Of Results

Test	Country	Source	Tenant Name	Property Name	As Per Extraction File	As Per Source	Result
1 - Tenant name	Netherlands	Lease	Stichting Jakop Ahlbom Company	Rijnkade 15-17	Stichting Jakop Ahlbom Company	Stichting Pels	Error
2 - Property Name	Netherlands	Lease	Autoverhuurbedrijf Meijers B.V.	Havenweg 23-40/2-8 Martin Ovenweg 1-16	Unit 29	Demkaweg 29	Error
2 - Property Name	Netherlands	Lease	Chris Russell Associates Nederland B.V.	Osloweg 1-107	Unit 45	Demkaweg 29	Error
4 - Lease Break Date	Germany	Lease	STW GmbH	Adam Opel Strasse 12	-	30/11/2020 and 30/11/2021	Error
5 - Lease Expiry Date	Germany	Lease	WWD Dienstleistung GmbH	Adam Opel Strasse 12	-	1/31/2021	Error
5 - Lease Expiry Date	Germany	Lease	BG Transport, Logistik, Montage & Umzüge GmbH	Donatusstrasse 127-129	-	5/31/2023	Error
5 - Lease Expiry Date	Netherlands	Lease	Plieger B.V.	Osloweg 1-107	7/31/2024	4/30/2021	Error
3 - Area	Germany	Lease	LTG AG	Josef-Beyerle-Str. 16	8,147.00	Missing in document	Missing
3 - Area	Germany	Lease	LTG AG	Josef-Beyerle-Str. 16	2,000.00	Missing in document	Missing
3 - Area	Netherlands	Lease / NEN reports	De Graaf Automaterialen B.V.	Energieweg 75-81	1,091.00	Missing in document	Missing
3 - Area	Netherlands	Lease / NEN reports	Mepaco B.V.	Energieweg 75-81	975	Missing in document	Missing

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan 12 March 2021

Appendix B: Work Programme

This scope sets out the following agreed procedures for various data attributes relating to a sample of commercial lease receivables drawn from the portfolio as set out below.

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance.  We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the Services.  Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported.  We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we will not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

Sampling approach

Sampling is a process of examining less than the total number of items in a population in order to reach a conclusion about that population.  Sampling techniques inherently assume that the sample is representative of the population as a whole.  In this engagement you have asked us to perform our procedures on 272 Dutch and 153 German leases, representing the top 90% of leases by gross rental income.  We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Findings

Where an individual lease fails a procedure in relation to a data attribute, this is classified as one error.

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions contained in the loan file are assumed to supersede the original documentation.

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan 12 March 2021

In comparing data attributes between the Extraction File and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

Procedures

No.	Data attribute	Source	Procedure	Tolerance/ Definition of error

1	Tenant name	Lease agreements	For each property check if the data attribute per the Extraction File agrees to source.	Substantial agreement

2	Property Name	Lease agreements	For each property check if the data attribute per the Extraction File agrees to source.	None

3	Area	Lease agreements / NEN reports	For each property check if the data attribute per the Extraction File agrees to source.	+/- 5%

4	Lease Break Date	Lease agreements	For each property check if the data attribute per the Extraction File agrees to source.	+/- 31 Days

5	Lease Expiry Date	Lease agreements	For each property check if the data attribute per the Extraction File agrees to source.	+/- 31 Days

6	In Place Gross Rent	Lease agreements / Invoices	For each property check if the data attribute per the Extraction File agrees to source.	+/- 5%

7	Gross Rental Value	Valuation report	For each property check if the data attribute per the Extraction File agrees to source.	None

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Document Classification - KPMG Confidential